Investor Relations Presentation September 2017 EXHIBIT 99.2

Safe Harbor Statement Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding updates to Diodes Incorporated’s third quarter 2017 business outlook as of August 8, 2017, which include the following: expect revenue to range between $270 million and $290 million, or up 2.2 to 9.8 percent sequentially; expect GAAP and non-GAAP gross margin to be 34.5 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expense adjusted for KFAB closure costs, retention costs, and amortization of acquisition-related intangible assets, are expected to be approximately 22.5 percent of revenue, plus or minus 1 percent; expect net interest expense to be approximately $3.0 million; expect tax rate to be 30.0 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the second quarter are anticipated to be approximately 50.3 million; purchase accounting adjustments for Pericom and previous acquisitions of $3.1 million after tax are not included in these non-GAAP estimates; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met: the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses, such as Pericom, may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive or other revenue and market share; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates, and our joint venture prospects; the risk that we may not continue our share repurchase program; the risks of cyclical downturns in the semiconductor industry and of change sin end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on August 8, 2017 titled, “Diodes Incorporated Reports Second Quarter 2017 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Management Representative Page Dr. Keh-Shew Lu President and CEO Diodes Incorporated Since 2005 Texas Instruments 27 years Experience: Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education: Master's Degree and Doctorate in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University - Taiwan

Page A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic and analog markets, serving the consumer, computing, communications, Industrial and automotive segments. About Diodes Incorporated

Company Overview NASDAQ: DIOD Founded in 1959 Headquartered in Plano, TX; 21 locations globally Manufacturing in UK, Germany, China and Taiwan ISO9001:2008 Certified / TS16949:2009 Certified ISO14001 Certified Key acquisitions: Anachip Corporation, Taiwan Jan. 2006 Advanced Power Devices Nov. 2006 Zetex June 2008 Power Analog Microelectronics (PAM) Oct. 2012 BCD Semiconductor Mar. 2013 Pericom Semiconductor Nov. 2015 Over 7,692 employees worldwide 26 consecutive years of profitability Page Global Operations and World-class Manufacturing & Packaging

Page 2016: Record Annual Revenue & Gross Profit 2016 Financial Highlights: Revenue increased 11% to $942.2 million; Gross margin improved 120 basis points to 30.5% GAAP net income was $15.9 million, or $0.32 per share; Non-GAAP net income was a $38.4 million, or $0.77 per share Generated significant cash flow: $124.7 million cash flow from operations and $66.2 million free cash flow $29.4 million net cash flow, includes pay-down of $36.4 million of long-term debt and $18 million for share buyback Track Record of Consistent Growth ( In millions ) +41% +3.6% -0.2% +7.7% +30.5% -4.7% +11.0%

Where We Are Today Page Surpassed the $500 million revenue mark in 1H17 Positioned to achieve $1 billion annual revenue goal in 2017 Successfully integrated Pericom; capitalizing on cross-selling synergies 8” front-end manufacturing capabilities for discrete products Favorable growth trends in target end markets: Automotive, Industrial, Comms Advancing toward target business model: 35% gross margin, 20% operating expense, 15% operating margin Forward strategy focused on profitability growth Benefiting from Strong Operating Leverage

Business Objective Then To consistently achieve above-market profitable growth, utilizing our innovative and cost-effective packaging and silicon technology, suited for high-volume, high-growth markets by leveraging process expertise and design excellence to deliver high quality semiconductor products. Page Now To focus on: driving profitability growth capitalizing on increased operating leverage to generate expanding earnings cross-selling broad product & silicon technology portfolio improving margins through manufacturing efficiencies

Focusing on High-Volume, High-Growth Applications

Page 9

- **LED Backlighting**
  LED Drivers
  Boost Converters
  Schottky Diodes
- **LED Flash Module**
  Camera Flash Drivers
  ZXMN series MOSFETs
- **LCD / OLED Display Bias**
  LCD Bias ICs
  OLED Bias ICs
  Schottky Diodes
- **System Power Conversion**
  Low Dropout Regulators
  DC-DC Converters
  Voltage References
  Synchronous MOSFET Controllers
  40V/100V SBR and Schottkys
  Bridge Rectifier Diodes
- **Battery Power Management**
  USB Power Switches
  Current Monitors
  Charger ICs
  Low-Saturation Bipolar Transistors
  ZXMP series MOSFETs


12:56 Tuesday
DIODES

- **GPS Antenna Detection**
  Current Monitors
- **RF Power Amplifier**
  Low Dropout Regulators
- **System Voltage Conversion**
  Low Dropout Regulators
  DC-DC Converters
  Schottky Diodes
  Low-Saturation Bipolar Transistors
- **System Interface**
  USB Power Switches
  Zener and TVS Arrays
- **Keypad Backlighting**
  LED Drivers
  Boost Converters
  Schottky Diodes
- **Braking Control Unit**
  Voltage Reference
  IntelliFETs
  MOSFETs
  Hall Sensor
- **Audio Amplifier**
  Class D Amplifier

DIODES INCORPORATED

Page Diversified End Markets 7% Consumer IoT USB Type-C Power Devices Computing Cloud & Data Center USB Type-C Communications Smartphones Quick/Wireless Charging Industrial Motor Drivers Power Devices LED Lighting Automotive Body Control Powertrain Lighting 18% 24% 25% 26% Computing Consumer Industrial Automotive Communications 7% Key focus areas: Percentages based on 2Q17 revenue *targeting 10% of revenue (near-term)

Successful Growth in Automotive Auto revenue has doubled over last 3 years Leveraging expertise in European auto market Key growth drivers: Infotainment Body Control Innovation focused on: Motor Drive LED Lighting Connected Driving Developing solutions with top-tier chipset vendors and global OEMs Page Diodes’ Automotive Revenue

Portfolio of 1500+ Automotive-Qualified Products Page

Complete Platform Solutions: Notebooks

Page 13



DIODES
Diode
DCDC
LDO
Logic
Sensor
TVS
USB Switch
ZETEX
MOSFET
LED Driver
BCD
ACDC
Std Linear
SBR
Audio
PAM
Timing
Signal Integrity
Switching
Connectivity
PERICOM High-Speed Serial Connectivity
Vcore DCDC Controller
MOSFET
3D Camera
LED Driver
LCD Panel
Sensor
LDO
TVS
Diode
SBR
DDR Regulator
DCDC Converter
DDR 4 DIMM
Memory Bus
CPU
PCH
USB3.0
USB3 ReDriver
eDP1.3
LAN Switch
DP1.2b
HDMI 1.4
Video Switch
DP-to-VGA Converter
DDI
HDMI ReDriver
LSP Con
Audio Amplifier
A/V Codec
MCU
UART
DP0..3
Tx, Rx
USB 3.0 ReDriver
I2C
D+, D-
SATA / PCIe
SATA / PCIe ReDriver
Sleep / Charge Detect
USB2 / 3 Switch
HDD / SSD
Docking Sub-system
Analog Switch
USB 2.0 Switch
Crossbar Switch
USB3 / DP Switch
USB Power Switch
AUXHPD+
AUXHPD-
ACDC
External Charger

DIODES INCORPORATED

USB Type-C Connector Opportunity

Page 14

Growing trend toward USB Type-C connectors driven by Thunderbolt 3 standard:

- Increased data transfer speeds
- Greater power delivery
- Support for video streaming



Power
USB
Power
Graphics
Notebook PC
USB Hard Disk Drive
Power
USB



USB Type-C™ Connector
Tx1, Rx1
Tx2, Rx2
SBU1,SBU2
TVS
USB Type -C™ Crossbar Switch, Redriver
DP1.4
DP ReDriver
Tx-Rx
USB3.1 Gen 2 ReDriver
I/O HUB
TVS
CC1, CC2
PD Controller
I²C
USB3.1 GEN -2
D+,D-
I²C
D+,D-
TVS
USB2 Switch
UART
Power Switch/ FET, Charge Controller
I²C
D+,D-
D+,D-
Vbus
TVS / OVP LS / USB PS
DIODES
Notebook PC, Tablet, PC, AIO

DIODES INCORPORATED

Key Differentiator – Packaging Design

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Focus: Miniaturization and Power Efficiency



ITO220S
TO220-2/3L
TO220-5L
ITO220AC-S
TO262AA/AB
TO263-2/3/5/7L
TO252-2/3/4/5L
SOIC-14/16L
QSOP-16/20L
TSSOP-8/14/16L(EP)
SOP-8L
SOP-8/14/16L-EP
MSOP-8/10L
MSOP-8/EP
PowerDI-5SP
PowerDI-5
PowerDI5060-8L
SWP-PDI5060-8L Q
SWP-PDI5060-8L R
PDI-123/323
PDI3333-8L
SOT223/143
SOT25/26
TSOT23-5/6
SOT523/353/363
SOT563/953/963
SOD523/323
SOD123(F)/923
DFN5060-4
DFN6040-22
QFN5050-32
DFN3030N-8 (Pre-mold)
DFN3020R-8 (Pre-mold)
DFN1114-3 (stack die)
DFN0808-4
SWP-DFN2020E-6 (Side-wall Plating)
SWP-DFN1006-2 (Side-wall Plating)
DFN0806-6
DFN0806-3
DFN0606-3
DFN0604-3
DFN0603-2
FC -TSOT23-6L
FC-DFN1212-4
QFN2618A-16 (Chip on Lead)
PD3333D-8L (Stack Clip)
Power5060-8L K (2mil die)
SWP-DFN2020F-6
SWP-DFN1006H4C-2
FC-SOT563
FC-SSOT-23
PowerDI3333-8L (2mil die)
DFN2010B-5 (Pre-mold)
SWP-PDI3333-8L
SWP-DFN2020A/B-6
QFN6060A-30 (Dual Cool/FC+Clip)
PowerDI3025-20
QFN3035A-21 (MCM/Clip/Stack)
TO252-4L B/C (2mil Al wire)
PowerDI3333-8 E (FC + Clip)
PowerDI5060-8L S
Current
2018 +

DIODES INCORPORATED

Page Advanced Packaging Multi-Chip Packaging Miniaturization DDFN0402 the smallest discrete semiconductor package Dual-Flat No-Lead (DFN) DDFN (Encapsulated CSP) Chip-Scale Package (CSP) ZXMS3001 HS IntelliFET: ZXMS3001 Miniaturization and Multi-Chip Packaging

Page Shanghai-based packaging with capacity over 34 billion units Chengdu facility has potential capacity 3X of Shanghai Additional facilities in Neuhaus, Germany and Chengdu, China Two fabs in Shanghai (6” and 8”), one discrete fab in Oldham, UK (6”) Bipolar, BiCMOS, CMOS & BCD process Strong engineering capabilities Packaging Wafer Fabs Efficient Manufacturing + Superior Processes Economies of Scale: Capacity & Loading Percentage in SAT *CapEx Model = 5% - 9% of Revenue Parts (billions)

Revenue Profile as of 2Q 2017 By Channel By Region By End Market Page 9% 79% 12% Asia Pacific Europe North America 68% 32% Distribution OEM / EMS 18% 25% 24% 26% 7% Industrial Consumer Communications Automotive Computing

Second Quarter 2017 Financial Performance Page In millions, except per share 2Q16 1Q17 2Q17 YoY Revenue $236.6 $236.3 $264.2 11.7% Gross Profit (GAAP) $74.8 $73.9 $90.1 20.5% Gross Profit Margin % (GAAP) 31.6% 31.3% 34.1% +250bp Net Income (GAAP) $5.8 $1.2 $13.2 Net Income (non-GAAP) $9.8 $7.0 $17.8 EPS (non-GAAP) $0.20 $0.14 $0.36 80.0% Cash Flow from Operations $16.4 $45.6 $19.8 EBITDA (non-GAAP) $36.8 $28.6 $45.8 24.5%

Balance Sheet Page Dec 31, 2016 Cash $218 $248 $267 Short-term Investments $65 $30 $16 Inventory $203 $193 $208 Current Assets $751 $733 $758 Total Assets $1599 $1531 $1579 Long-term Debt $454 $413 $383 Total Liabilities $756 $708 $712 Total Equity $843 $820 $867 June 30, 2017 In millions Dec 31, 2015

Page Revenue between $270 million and $290 million, or up 2.2% to 9.8% sequentially GAAP gross margin to be 34.5% +/- 1% Non-GAAP operating expenses to be 22.5% of revenue, +/- 1% Interest expense to be approx $3.0 million, and tax rate to be 30%, +/- 3% Shares used to calculate diluted EPS approx 50.3 million Purchase accounting adjustments for Pericom and previous acquisitions of $3.1 million after tax are not included in non-GAAP estimates   Third Quarter 2017 Business Outlook *Guidance as provided on August 8, 2017

Global Organization - TS16949 Manufacturing Page

Capitalizing on Operating Leverage to Deliver Profitability Growth Page Diodes’ Strategy